SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 7, 2000




                          YONKERS FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



     Delaware                          0-27716                   13-3870836
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)



6 Executive Plaza, Yonkers, New York                                  10701
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code: (914) 965-2500



                                       N/A
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          (Former name or former address, if changed since last report)





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Item 5.   Other Events

     On January 7, 2000, Yonkers Financial Corporation issued the press release attached hereto as Exhibit 99.

Item 7.   Financial Statements and Exhibits

          (c)      Exhibits

                   99       Press Release dated January 7, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      YONKERS FINANCIAL CORPORATION




Date:       January 7, 2000           By:  /s/ Richard F. Komosinski
         ---------------------             -------------------------------------
                                           Richard F. Komosinski
                                           President and Chief Executive Officer
                                            Executive Officer

                                  EXHIBIT INDEX




Exhibit No.             Description

      99                Press Release dated January 7, 2000